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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): December 1, 2005

                 CWABS, INC., (as depositor under the Pooling
               and Servicing Agreement, dated as of December 1,
                2005, providing for the issuance of the CWABS,
                       INC., Asset-Backed Certificates,
                               Series 2005-15).

                                  CWABS, INC.
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            (Exact name of registrant as specified in its charter)

         Delaware                       333-125164              95-4596514
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(State or Other Jurisdiction of  (Commission File Number)  (I.R.S. Employer
        Incorporation)                                      Identification No.)

         4500 Park Granada, Calabasas, California                 91302
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         (Address of Principal Executive Offices)               (Zip Code)

      Registrant's telephone number, including area code (818) 225-3237
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 8  Other Events
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Item 8.01. Other Events
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            CWABS, Inc. (the "Company") entered into a Pooling and Servicing
Agreement dated as of December 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Park Monaco, Inc., as a seller, Park Siena LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee, providing for the issuance of the Company's Asset-Backed Securities, Series 2005-15. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.


Item 9.01. Financial Statements and Exhibits.
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(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits:

      Exhibit No.    Description
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      4.1            Pooling and Servicing Agreement





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                                   Signature

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CWABS, INC.




                                                    By: /s/ Leon Daniels, Jr.
                                                        ---------------------
                                                    Leon Daniels, Jr.
                                                    Vice President


Dated:  January 30, 2005


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                                 Exhibit Index
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Exhibit
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4.1         Pooling and Servicing Agreement